SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 1998
                                                          -------------

                                CIGNA Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                    1-8323                  06-1059331
          --------                    ------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

     A. On July 30, 1998, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Oral statements made by individuals authorized to speak on behalf of CIGNA Corporation ("CIGNA") that do not deal with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions that actual results could differ materially from those expected by CIGNA, depending on the outcome of certain factors including: 1) adverse catastrophe experience in CIGNA's property and casualty businesses; 2) adverse property and casualty loss development for events that CIGNA insured in prior years; 3) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 4) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 5) significant changes in interest rates; and 6) the effect on CIGNA's international operations and investments from further significant deterioration in Asian economies.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c) The exhibit accompanying this report is listed in the Index to Exhibits below.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CIGNA CORPORATION


Date: July 31, 1998                             By:/s/ Gary A. Swords
                                                   -----------------------------
                                                   Gary A. Swords
                                                   Vice President and
                                                   Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number            Description                            Method of Filing
------            -----------                            ----------------

20            CIGNA Corporation                           Filed herewith
              news release dated
              July 30, 1998